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                                                                   Exhibit 10.14


           SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     This Second Amended and Restated Registration Rights Agreement ("Agreement") is made as of this 11th day of April, 2000 by and among DeskTalk Systems, Inc., a California corporation (the "Company"), the parties whose names are set forth on Schedule I (individually, an "Investor" and collectively, the
                 ----------
"Investors") and the shareholders listed on Schedule II (individually, a Shareholder and collectively, the Shareholders").

     WHEREAS, the Company and the Shareholders are parties to an Amended and Restated Registration Rights Agreement dated April 18, 1997, as further amended on December 8, 1998;

     WHEREAS, the Investors and the Company are parties to the Series D Preferred Stock Purchase Agreement, dated the date hereof (the "Purchase Agreement"), and in order to induce the Investors to enter into the Purchase Agreement, the Company has agreed to provide the Investors the registration rights set forth in this Agreement and the Company and the Shareholders have agreed to amend and restate in its entirety the Amended and Restated Registration Rights Agreement as set forth within.

     NOW, THEREFORE, in consideration of the foregoing and of the agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   SECTION 1

                 Restrictions on Transferability of Securities;
                 ----------------------------------------------
                         Compliance with Securities Act
                         ------------------------------

     1.1  Restrictions on Transferability.  The Shares and the Common Stock
          -------------------------------
issuable upon conversion of the Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in the Agreement, which conditions are intended to ensure compliance with provisions of the Securities Act. Each Investor shall cause any proposed purchaser, assignee, transferee, or pledgee of the Shares or such Common Stock held by an Investor to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement including without limitation those imposed upon Holders (as defined below) under Section 1.13.

     1.2  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          "Affiliate" shall mean an entity controlling, controlled by or under
           ---------
     common control with another entity.

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
     other federal agency at the time administering the Securities Act.

          "Holder" shall mean any Investor or Shareholder holding Registrable
           ------
     Securities and any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 1.12 hereof.

          "Initiating Holders" shall mean either (a) any Holder or Holders who
           ------------------
     in the aggregate are Holders of not less than 25% of the Registrable Securities and who request a registration pursuant to Section 1.5, or (b) Holders of not less than 50% of the Series D Registrable Securities and who request a registration pursuant to Section 1.5.

          "Restricted Securities" shall mean the securities of the Company
           ---------------------
     required to bear the legend set forth in Section 1.3 hereof.

          "Registrable Securities" means (i) shares of the Company's Common
           ----------------------
     Stock issued or issuable pursuant to the conversion of the Series B Preferred Shares, Series C Preferred Shares and Series D Preferred Shares,
     (ii) the Series A Conversion Shares and (iii) any shares of Common Stock issued or issuable in respect of the Shares or in respect of the shares of Common Stock or other securities issued or issuable pursuant to the conversion of the Shares upon any stock split, stock dividend, recapitalization or similar event; provided, however, that Registrable Securities shall not include: (i) any such shares that have been sold pursuant to Rule 144 under the Securities Act or to the public pursuant to a registration statement filed under the Securities Act; and (ii) shares held by a Holder who would be entitled to sell all such shares pursuant to Rule 144 under the Securities Act in any 90-day period without limitation.

          The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses incurred by the
           ---------------------
     Company in complying with Sections 1.5, 1.6, and 1.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          "Securities Act" shall mean the Securities Act or any similar federal
           --------------
     statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Series A Conversion Shares" shall mean the issued and outstanding
           --------------------------
     shares of Common Stock that were issued upon the conversion of the Series A Preferred Stock of the Company.

          "Series B Preferred Shares" shall mean all of the Company's Series B
           -------------------------
     Preferred Stock purchased by Shareholders pursuant to that certain Series B Preferred Stock Purchase Agreement dated April 18, 1997.

          "Series C Preferred Shares" shall mean all of the Company's Series C
           -------------------------
     Preferred Stock purchased by Shareholders pursuant to that certain Series C Preferred Stock Purchase Agreement dated December 8, 1998.

          "Series D Preferred Shares" shall mean all of the Company's Series D
          --------------------------
     Preferred Stock purchased by Investors pursuant to that certain Series D Preferred Stock Purchase Agreement dated April 11, 2000.

          "Series D Registrable Securities" shall mean Registrable Securities
           -------------------------------
     resulting from the conversion of the Series D Preferred Stock and Registrable Securities issued or issuable in respect of the Series D Preferred Stock.

          "Shares" shall mean the Series A Conversion Shares, the Series B
           ------
     Preferred Stock, the Series C Preferred Stock and Series D Preferred Stock.

          "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
     commissions (including any non-accountable expense allowance of the underwriters expressed as a fraction of the gross offering proceeds) stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders.

     1.3  Restrictive Legend.  Each certificate representing (i) the Shares,
          ------------------
(ii) the Company's Common Stock issued upon conversion of the Series B Preferred Shares, Series C Preferred Shares and Series D Preferred Shares and (iii) any other securities issued in respect of the Shares or Common Stock issued upon conversion of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR AS PROVIDED IN THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER. COPIES OF THE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF

     THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL
     OFFICE.

     Each Investor consents to the Company's making a notation on its records and giving instructions to any transfer agent of the Shares or the Common Stock in order to implement the restrictions on transfer established in this Agreement.

     1.4    Notice of Proposed Transfers.  The holder of each certificate
            ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 1.4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either (i) an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company; provided, however, that the Company will not require such a legal
         --------  -------
opinion or "no action" letter (a) in any transaction in compliance with Rule 144, (b) in any transaction in which an Investor that is a partnership or limited liability company distributes Shares or Common Stock issuable upon conversion thereof solely to partners or members thereof for no consideration, or transfers by gift, will or intestate succession to the spouse, siblings, lineal descendants or ancestors of any partner, provided that each transferee agrees in writing to be subject to the terms of this Section 1.4; or (c) any transfer to an Affiliate of a Holder. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 1.3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such Holder and the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

     1.5    Demand Registration.
            -------------------

            (a) Request for Registration.  In case the Company shall receive
                ------------------------
from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to the Registrable Securities, the anticipated aggregate offering price, net of underwriting discounts and commissions, of which would exceed $5,000,000, the Company will:

               (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

               (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 30 days after receipt of such written notice from the Company;

provided, however, that the Company shall not be obligated to take any action to
--------  -------
effect any such registration, qualification or compliance pursuant to this
Section 1.5:

                    (A) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (B) prior to the date six (6) months immediately following the effective date of the registration statement pertaining to the initial public offering of securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan);

                    (C) after the Company has effected two (2) such registrations pursuant to this Section 1.5(a), such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold, except that until Holders who hold Series D Registrable Securities have initiated two such registrations and sold at least 80% of the Registrable Securities requested to be registered by such Holders, then such Holders shall continue to have the right to request registration pursuant to this Section 1.5(a); or

                    (D) if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good-faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.5 shall be deferred for a period not to exceed 90 days; provided that the Company shall not exercise its right under this clause to defer such obligation more than once in any twelve-month period.

     Subject to the foregoing clauses (A) through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, but in any event no later than 60 days, after receipt of the request or requests of the Initiating Holders.

          (b)   Underwriting.  The right of any Holder to registration pursuant
                ------------
to Section 1.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.5 and the inclusion of such Holder's Registrable

Securities in the underwriting to the extent requested to the extent provided herein. In any registration pursuant to Section 1.5, the Initiating Holders (based on a majority of the Registrable Securities to be included therein) will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the Company, which shall not be unreasonably withheld or delayed.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested to be registered by each such Holder at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 120 days after the effective date of such registration; provided, however, that, if by the withdrawal of such
                      --------  -------
Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 1.5(b).

     1.6  Piggyback Registration.
          ----------------------

          (a) Notice of Registration.  If at any time or from time to time, the
              ----------------------
Company shall determine to register any of its securities, either for its own account or the account of a Holder or Holders exercising their respective demand registration rights, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Rule 145 transaction, the Company will:

               (i) promptly give to each Holder written notice thereof; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company by any Holder, but only to the extent that such inclusion will not diminish the number of securities included by the Company or by Holders of the Company's securities who have demanded such registration (subject, however, to the rights of the Holders, as set forth in Section 1.6(b)); provided, however,
                                                 -----------------
that if the registration that is subject to such requests was initiated by holders of Series D Preferred Stock, then any reduction made in the number of shares registered shall be made on a pro rata basis among the Initiating Holders and the holders requesting inclusion, based on the number of shares of Registrable Securities requested to be included in such registration by each such holder.

          (b) Underwriting.  If the registration of which the Company gives
              ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.6(a)(i). In such event the right of any Holder to registration pursuant to Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. In the case of the Company initiating a registration statement for the sale of shares for its own account, the Board will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of a majority of the Initiating Holders if the registration has been requested under Section 1.5(a) hereof, which approval shall not be unreasonably withheld or delayed. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the Holders who have demanded such registration). Notwithstanding any other provision of this Section 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration, provided, however, that in the case of a
                                  --------  -------
public offering other than the Company's initial public offering in no event may less than one-third of the total number of shares of Common Stock to be included in such underwriting be made available for Registrable Securities, and provided,
                                                                       --------
further, that, prior to any such reduction, the Company shall first exclude from
-------
such registration, in the following order, all shares of Common Stock sought to be included therein by (i) any holder thereof not having any such contractual, incidental registration rights, and (ii) any holder thereof having contractual, incidental registration rights subordinate and junior to the rights of the Holders of Registrable Securities. If a limitation of the number of shares is still required, the number of shares that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested to be registered by each such Holder pursuant to Section 1.6(a)(ii). If any Holder or other Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto.

          (c) Right to Terminate Registration.  The Company shall have the right
              -------------------------------
to terminate or withdraw any registration initiated by it for the sale of its own shares under this Section 1.6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

     1.7  Registration on Form S-3.
          ------------------------

          (a) If any Holder or Holders requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form; provided, however, that the Company shall not be required to effect more than
--------  -------
two registrations in any 12-month period pursuant to this Section 1.7. The Company will (i) promptly give written notice of the proposed registration to all other Holders, and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 30 days after receipt of such written notice from the Company. If the registration is for a public offering involving an underwriting, the substantive provisions of Section 1.5(c) shall be applicable to each registration initiated under this Section 1.7.

          (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) during the period starting with the date sixty (60) days prior to the filing of, and ending on a date six (6) months following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration that is not appropriate for the registration of Registrable Securities), provided that the Company is actively employing, in good faith, all reasonable efforts to cause such registration statement to become effective; or (iii) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good-faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such Holder; provided, however, that the Company shall
                                       --------  -------
not exercise its right under this clause to defer such obligation more than once in any twelve-month period.

     1.8  Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration pursuant to Sections 1.5, 1.6 and up to two (2) registrations pursuant to Section 1.7 and the reasonable cost of one special legal counsel not to exceed $35,000 per registration pursuant to Section 1.7 to represent all of the Holders together shall be borne by the Company (unless in the reasonable opinion of the counsel for the Company it may represent the Holders without conflict of interest), provided that the Company shall not be required to pay the

Registration Expenses of any registration proceeding begun pursuant to Section 1.5, the request of which has been subsequently withdrawn by the Initiating Holders, unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.5. The Holders of Registrable Securities to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of shares to have been registered. Notwithstanding the foregoing, however, if, at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, of which the Company had knowledge at the time of the request, then the Holders shall not be required to pay any of said Registration Expenses and shall retain their rights pursuant to Section 1.5. Unless otherwise stated, all other Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities pro rata on the basis of the number of shares so registered.

     1.9  Indemnification.
          ---------------

          (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or action arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

          (b) Each Holder, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, will indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the liability of a Holder for indemnity under this Section 1.9(b) shall not exceed the gross proceeds from the offering received by such Holder.

          (c) Each party entitled to indemnification under this Section 1.9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. An Indemnified Party shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party would be inappropriate due to actual differing interests between such Indemnified Party and the Indemnifying Party; provided, however, that all Indemnified Parties with the same actual differing
--------  -------
interests from the Indemnifying Party shall be entitled to payment for only one counsel collectively.

          (d) The indemnity agreements contained in Sections 1.9(a) and 1.9(b) shall not apply to amounts paid in settlement of any claim, loss, damage, liability or action if such settlement is effected without the consent of the Indemnifying Party.

     1.10  Information by Holder; Copies of Prospectus.  The Holder or Holders
           -------------------------------------------
of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. In connection with any such registration, the Company shall furnish to such Holder or Holders such numbers of copies as it or they may reasonably request, in order to facilitate the disposition of Registrable Securities owned by them, of any prospectus or preliminary prospectus prepared in conformity with the Securities Act.

     1.11  Rule 144 Reporting.  With a view to making available the benefits of
           ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, or registration on Form S-3, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) Furnish to the Holder, so long as the Holder owns any Restricted Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     1.12  Transfer of Registration Rights.  The rights to cause the Company to
           -------------------------------
register securities granted to the Shareholders and the Investors under Sections 1.5, 1.6 and 1.7 may be assigned to a transferee or assignee ("Right Holder") in connection with any transfer or assignment of Registrable Securities by a Shareholder or Investor (together with any affiliate), provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) the Shareholder or Investor effecting such transfer shall comply with the requirements of Section 1.4 of this Agreement, (c) the transferee shall agree to be bound by all of the provisions of this Agreement, and (d) such transferee or assignee (i) is a majority-owned subsidiary or constituent partner (including limited partners) of such Shareholder or Investor or otherwise an Affiliate thereof , or a transferee pursuant to Section 1.4(b), as applicable, or (ii) acquires from such Shareholder or Investor at least 200,000 Shares (or shares of Common Stock issuable upon conversion thereof or a combination of such Shares and shares of Common Stock, as appropriately adjusted for stock splits and the like).

     1.13  Lock-Up Agreement.  Each Holder agrees, if requested by the Company
           -----------------
and the managing underwriter of Common Stock of the Company, in connection with the registration and sale thereof, not to sell or otherwise transfer or dispose of, whether in privately negotiated or open market transactions, any Common Stock of the Company held by it: (a) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for the first underwritten registered public offering of the Company, and (b) during the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act for any later underwritten registered public offering of the Company. The Company shall use all reasonable efforts to obtain similar agreements from all officers, directors and key employees of the Company and all other holders and option holders of at least 1% of the Company's voting securities on an as-converted basis.

     Such agreement shall be in writing and in form and substance reasonably satisfactory to the Company, such Holder and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period.

     1.14  Limitations on Subsequent Registration Rights.  From and after the
           ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities and a majority of the outstanding Series D Registrable Securities, enter into any agreement with any shareholder or prospective shareholder of any securities of the Company that would allow such shareholder or prospective shareholder (i) to include such securities in any registration filed under Section 1.5 hereof, unless, under the terms of such agreement such shareholder or prospective shareholder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders that is included or (ii) to make a demand registration that could result in such registration statement being declared effective prior to the earlier of the date set forth in Section 1.5(a)(ii)(B) hereof or within 120 days prior to the effective date of any registration effected pursuant to Section 1.5.

                                   SECTION 2

                                 Miscellaneous
                                 -------------

     2.1  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the substantive laws of the State of California.

     2.2  Successors and Assigns.  The terms and conditions of this Agreement
          ----------------------
shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     2.3  Amendment.  Any provision of this Agreement may be amended and the
          ---------
observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Holders of at least 51% in interest of the Registrable Securities and 51% of the Series D Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any Registrable Securities at the time outstanding, each future Holder of Registrable Securities and the Company.

     2.4  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     2.5  Titles and Subtitles.  The titles and subtitles used in this Agreement
          --------------------
are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     2.6  Notices.  Any notices and other communications required or permitted
          --------
under this Agreement shall be effective if in writing and delivered personally or sent by telecopier, Federal Express or other commercial overnight delivery service, or registered or certified mail, postage prepaid, addressed as follows:
(a) if to a Series B Purchaser, at such address as such Series B Purchaser shall have furnished to the Company in writing, (b) if to any other Holder of any Shares or Common Stock of the Company, at such address as such Holder shall have furnished to the Company in writing, or, until such Holder so furnishes an address to the Company, then at the address of the last Holder of such shares who has so furnished an address to the Company, or (c) if to the Company, then at its address set forth on the first page of the Series B Preferred Stock Purchase Agreement of even date herewith and addressed to the attention of the Secretary, or at such other address as the Company shall have furnished to the Purchaser.

     Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date delivered, if delivered personally,
(b) two business days after being sent, if sent by Federal Express or other commercial overnight delivery service, (c) one business day after being sent, if sent by telecopier with confirmation of good transmission and receipt, and (d) three business days after being sent, if sent by registered or certified mail. Each of the parties herewith shall be entitled to specify another address by giving notice as aforesaid to each of the other parties hereto.

     2.7  Expenses.  Each party shall bear its own expenses incurred in
          --------
connection with this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     2.8  Damages.  The Company recognizes and agrees that the Holders of
          -------
Registrable Securities will not have an adequate remedy if the Company fails to comply with this Agreement and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by a Holder of Registrable Securities requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

     2.9  Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
among the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements and understandings between them or any of them as to such subject matter.

     2.10 Severability.  If one or more provisions of this Agreement are held
          ------------
to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                      The next page is the signature page.

     IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Registration Rights Agreement as of the date first above written.

COMPANY                             DESKTALK SYSTEMS, INC.,
                                    a California corporation


                                    By: /s/ DAVID P. WOODALL
                                       _______________________________
                                        Name: David P. Woodall
                                        Title: Chief Executive Officer


INVESTORS                           DTALK ACQUISITION CORP.
                                    a Delaware corporation


                                    By: /s/ BODIL ARLANDER
                                       _______________________________

                                        Name: Bodil Arlander
                                              ________________________

                                        Title:  Vice President
                                               _______________________


                                    SIGNAL EQUITY PARTNERS, L.P.
                                    a Delaware limited partnership


                                    By:  /s/ CHARLES T. LAKE II
                                       _______________________________
                                        Name:  Charles T. Lake
                                              ________________________
                                        Title:   VP
                                               _______________________


SERIES A CONVERSION STOCK           THE GENE B. KAUFMAN AND
                                    ANNETTE B. KAUFMAN 1980 FAMILY
SHAREHOLDERS                        TRUST DATED 2/12/81

                                    By: /s/ GENE B. KAUFMAN
                                       _______________________________
                                        Name: Gene B. Kaufman
                                        Title: Trustee


                                    By:  /s/ ANNETTE B. KAUFMAN
                                       _______________________________
                                        Name: Annette B. Kaufman
                                        Title: Trustee

SERIES B PREFERRED STOCK            GEOCAPITAL IV, L.P.
PURCHASERS
                                    By:  GEOCAPITAL IV MANAGEMENT, L.P.

                                    By: /s/ STEPHEN CLEARMAN
                                       _______________________________
                                        General Partner


                                    PETER MOONEY, AS NOMINEE FOR
                                    THE BROADVIEW PARTNERS GROUP

                                       /s/ PETER MOONEY
                                    __________________________________
                                    Name:  Peter Mooney
                                    Title: Nominee for the Broadview Partners
                                          Group


                                    ABRAHAM AND MARTHA HEPNER
                                    FAMILY TRUST DATED 11/17/95

                                    By: /s/ ABRAHAM HEPNER
                                       _______________________________
                                        Name:
                                        Title:


                                    By:_______________________________
                                        Name:
                                        Title:

                                    DENNIS KIRSHY

                                      /s/ DENNIS A. KIRSHY
                                    ___________________________________


                                    FRED KAPLAN

                                      /s/ FRED KAPLAN
                                    ___________________________________

                                    FRED KAPLAN & ASSOCIATES
                                    RETIREMENT TRUST


                                    By: /s/ FRED KAPLAN
                                       _______________________________
                                        Name:
                                        Title:

                                   SCHEDULE I
                                   ----------
                                   INVESTORS
                                   ---------


Name and Address
----------------

DTalk Acquisition Corp.
c/o The Bear Stearns Companies Inc.
245 Park Avenue
New York, New York 10167
Attention:  John D. Howard

Signal Equity Partners, L.P.
10 East 53rd Street, 32nd Floor
New York, New York,  10022
Attention:  Timothy Bradley

                                  SCHEDULE II
                                  ------------
                                  SHAREHOLDERS
                                  ------------


Name and Address
----------------

Series A Conversion Stock
-------------------------
Gene B. Kaufman and Annette B. Kaufman, Trustees of
The Gene B. Kaufman and Annette B. Kaufman 1980 Family
Trust Dated 2/12/81
549 Via Almar
Palos Verdes Estates, CA  90274

Series B Preferred Stock
------------------------
Geocapital IV, L.P.
One Bridge Plaza
Fifth Floor
Fort Lee, New Jersey  07024
Attn:  Stephen J. Clearman

Broadview Partners Group
(Peter Mooney, as Nominee)
Broadview Associates
One Bridge Plaza
Fifth Floor
Fort Lee, NJ 07024

Dennis A. Kirshy
26 Cart Path Road
Weston, MA  02193-2303

Abraham Hepner and Martha Hepner, Trustees, or
their Successor, under the Abraham and Martha
Hepner Family Trust dated 11/17/95
29129 Whites Point Drive
Rancho Palos Verdes, CA  90275

Fred Kaplan
806 Pearl Street
Redondo Beach, CA  90277

Fred Kaplan as Trustee of the Fred Kaplan &
Associates Retirement Trust
806 Pearl Street
Redondo Beach, CA  90277

Series C Preferred Stock
------------------------

Law Department
Nortel Networks NA Inc.
4401 Great America Parkway
MS SC 2-05
Santa Clara, CA  95052
Fax:  (408) 495-5323


Geocapital IV, L.P.
One Bridge Plaza
Fifth Floor
Fort Lee, New Jersey  07024
Attn:  Stephen J. Clearman